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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-94323) of Cumulus Media Inc. of our report dated March 10, 1999 relating to the consolidated financial statements of Connoisseur Communications Partners, L.P., which appears in the Current Report on Form 8-K of Cumulus Media Inc.
filed January 18, 2000.

                                                     /s/ ERNST & YOUNG LLP

January 18, 2000